SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated as of March 10, 2006, is made by and among Columbia Laboratories, Inc., a Delaware corporation (the “Company”), and the Purchasers listed on Exhibit A hereto, together with their permitted transferees (each, a “Purchaser” and collectively, the “Purchasers”).

Recitals:

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Regulation D under the Securities Act.

B. The Purchasers desire to purchase, and the Company desires to sell, upon the terms and conditions stated in this Agreement, up to a maximum of $30,010,008.80 of Common Stock and warrants to purchase Common Stock of the Company.

C. The capitalized terms used herein and not otherwise defined have the meanings given them in Article 7.

AGREEMENT

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SECURITIES

1.1 Purchase and Sale of Securities. At the Closing, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock (the “Shares”) and the number of warrants (the “Warrants”) to purchase shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A hereto (the Shares and Warrants referred to collectively as the “Securities”). The purchase price for each Security shall be $4.04 (the “Purchase Price”), which represents a 10% discount from $4.49 (the “Closing Bid Price”), the closing bid price of the Common Stock as reported on Nasdaq (symbol “CBRX”), as the 4:00 p.m., EST, closing bid price on March 10, 2006. For each one Share purchased by a Purchaser, such Purchaser shall receive a Warrant to purchase 0.25 of a share of Common Stock at an exercise price per share equal to $5.39, which represents 120% of the Closing Bid Price, pursuant to a Warrant substantially in the form attached as Exhibit B hereto.

1.2 Payment. At the Closing, each Purchaser will pay the aggregate Purchase Price set forth opposite its name on Exhibit A hereto by wire transfer of immediately available funds in accordance with wire instructions provided by the Company to the Purchasers prior to the Closing. The Company will instruct its transfer agent to deliver to each Purchaser at the Closing a certificate evidencing the number of Shares set forth on Exhibit A in the name of such Purchaser, and will deliver to each Purchaser Warrants to purchase the number of Warrant Shares set forth on Exhibit A in the name of such Purchaser, against delivery of the aggregate Purchase Price on the Closing Date.

1.3 Closing Date. The closing of the transaction contemplated by this Agreement will take place on March 13, 2006 (the “Closing Date”) and the closing (the “Closing”) will be held at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York, or at such other time and place as shall be agreed upon by the Company and the Purchasers hereunder of a majority in interest of the Securities.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to the Purchasers that:

2.1 Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to conduct its business as currently conducted as disclosed in the SEC Documents. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

2.2 Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby (including the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. This Agreement has been and the Warrants, at the Closing, will be duly executed by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

2.3 Capitalization. The authorized capital stock of the Company, as of March 6, 2006, consisted of (i) 100,000,000 shares of Common Stock, of which 41,754,784 shares were issued and outstanding, (ii) 151,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, none of which were issued or outstanding, (iii) 150,000 shares of Series B Convertible Preferred Stock, par value $0.01 per share, of which 130 shares were issued and outstanding, (iv) 6,660 shares of Series C Convertible Preferred Stock, par value $0.01 per share, of which 3,250 shares were issued and outstanding, (v) 100,000 shares of Series D Junior Participating Preferred Stock, none of which were issued or outstanding and (vi) 100,000 shares of Series E Convertible Preferred Stock, par value $0.01 per share, of which 69,000 shares were issued and outstanding (clauses (ii) through (vi), collectively, the “Preferred Stock”). All of the issued and outstanding shares of Common Stock and Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. Options to purchase an aggregate of 5,739,500 shares of Common Stock were outstanding as of March 6, 2006. Except as disclosed in or contemplated by the SEC Documents, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than (i) options granted under the Company’s stock option plans, (ii) pursuant to the Preferred Stock, (iii) pursuant to warrants exercisable for 725,000 shares of Common Stock as of March 6, 2006 and (iv) pursuant to the Investment and Royalty Agreement, dated as of March 5, 2003, between the Company and PharmaBio Development Inc. The Company’s Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), as in effect on the date hereof, and the Company’s Bylaws (the “Bylaws”) as in effect on the date hereof, are each filed as exhibits to the SEC Documents or will be filed as exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2005.

2.4 Issuance of Securities. The Shares and all of the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) are duly authorized and, upon issuance in accordance with the terms of this Agreement (and in case of the Warrant Shares, the Warrants), will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

2.5 No Conflicts; Government Consents and Permits.

(a) The execution, delivery and performance of this Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws or require the approval of the Company’s stockholders, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company, except in the case of clauses (ii) and (iii) only, for such conflicts, breaches, defaults and violations as would not reasonably be expected to have a Material Adverse Effect.

(b) The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof other than such as have been made or obtained, and except for the registration of the Shares and Warrant Shares under the Securities Act pursuant to Section 6 hereof, any filings required to be made under federal or state securities laws, and any required filings or notifications regarding the issuance or listing of additional shares with Nasdaq.

(c) The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of any proceeding relating to revocation or modification of any such franchise, permit, license or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

2.6 SEC Documents, Financial Statements. The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC since January 1, 2005, pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements and the related notes have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). All material agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K (collectively, the “Material Agreements”) to which the Company or any Subsidiary of the Company is a party, or the property or assets of the Company or any Subsidiary of the Company are subject, have been filed as exhibits to the SEC Documents. To the Company’s knowledge, all Material Agreements are valid and enforceable against the Company in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or default under any of the Material Agreements, and to the Company's knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement, except in each case, for such breaches or defaults as would not reasonably be expected to have a Material Adverse Effect. The Company has not received a notice of termination of any of the Material Agreements.

2.7 Disclosure Controls and Procedures. Except as disclosed in the SEC Documents, the Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) that are effective in all material respects to ensure that material information relating to the Company, including any consolidated Subsidiaries, that is required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is made known to its chief executive officer and chief financial officer by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal control over financial reporting identified in connection with such evaluation that occurred during the Company’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

2.8 Accounting Controls. Except as disclosed in the SEC Documents, the Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.9 Absence of Litigation. As of the date hereof, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company that if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there has not been and there is not pending any investigation by the SEC involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

2.10 Intellectual Property Rights. To the Company’s knowledge, the Company owns or possesses, or believes it can obtain on reasonable terms, licenses or sufficient rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business in all material respects as conducted as of the date hereof (the “Intellectual Property”), except for such Intellectual Property, the inability to use would not have a Material Adverse Effect. To the Company’s knowledge, the Company has not infringed the intellectual property rights of third parties and no third party, to the Company’s knowledge, is infringing the Intellectual Property, in each case, which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Documents, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other person or entity. As of the date hereof, there is no material claim or action or proceeding pending or, to the Company’s knowledge, threatened that challenges the right of the Company with respect to any Intellectual Property.

2.11 Placement Agent. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.

2.12 Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

2.13 No Material Adverse Change. Since September 30, 2005, except as described or referred to in the SEC Documents and except for cash expenditures in the ordinary course of business, there has not been any Material Adverse Effect. Since September 30, 2005, (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, and (iii) the Company has not incurred any material liabilities except in the ordinary course of business and except for liabilities arising from or in connection with this Agreement and the Warrants.

2.14 Nasdaq National Market. The issued and outstanding shares of Common Stock are listed on Nasdaq, and, to the Company’s knowledge, there are no proceedings to revoke or suspend such listing. The Company is in compliance in all material respects with the requirements of Nasdaq for continued listing of the Common Stock thereon and any other Nasdaq listing and maintenance requirements.

2.15 Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.16 Accountants. Goldstein Golub Kessler LLP, who will express their opinion with respect to the audited financial statements and schedules to be included as a part of the Registration Statement prior to the filing of the Registration Statement, are independent accountants as required by the Securities Act.

2.17 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the businesses and location in which the Company is engaged, (ii) with the resources of the Company and (iii) at a similar stage of development as the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.18 Foreign Corrupt Practices. Since January 1, 2005, neither the Company, nor to the Company’s knowledge, any director, officer, agent, employee or other person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

2.19 Private Placement. Neither the Company nor any of its Subsidiaries, nor any person acting on its or their behalf, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act.

2.20 No Registration Rights. No person has the right to (i) prohibit the Company from filing the Registration Statement or (ii) other than as disclosed in the SEC Documents, require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture or instrument to which the Company is a party.

2.21 Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a Material Adverse Effect.

2.22 Real and Personal Property. The Company has good and marketable title to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.

2.23 Application of Takeover Protections. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not impose any restriction on any Purchaser, or create in any party (including any current stockholder of the Company) any rights, under any share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provisions under the Company’s charter documents or the laws of its state of incorporation.

2.24 No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

2.25 Related Party Transactions. Since September 30, 2005, except with respect to the transactions (i) that are not required to be disclosed and (ii) contemplated hereby to the extent an affiliate of any director purchases Securities hereunder, all transactions that have occurred between or among the Company, on the one hand, and any of its officers or directors, or any affiliate or affiliates of any such officer or director, on the other hand, prior to the date hereof have been disclosed in the SEC Documents.

ARTICLE 3

PURCHASER’S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

3.1 Investment Purpose; Status. The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the Securities Act. The Purchaser is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other persons regarding the sale or distribution of such Securities except in accordance with the provisions of Article 6 and except as would not result in a violation of the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Article 6 or pursuant to and in accordance with the Securities Act.

3.2 Questionnaire. The Investor Questionnaire (the “Investor Questionnaire”) submitted by Purchaser to the Company in connection with its purchase of the Securities was accurate and correct when delivered and is accurate and correct as of the date hereof.

3.3 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

3.4 Acknowledgement of Risk.

(a) The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation, (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since January 1, 2001, and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the SEC Documents;

(b) The Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and

(c) The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and the Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agent or counsel to the Company.

3.5 Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

3.6 Transfer or Resale. The Purchaser understands that:

(a) the Securities have not been and are not being registered under the Securities Act (other than as contemplated in Article 6) or any applicable state securities laws and, consequently, the Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 6; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

(b) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c) except as set forth in Article 6, neither the Company nor any other person is under any obligation to register the resale of the Shares or the Warrant Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3.7 Legends.

(a) The Purchaser understands the certificates representing the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

(b) The Purchaser may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Shares and Warrant Shares following any sale of the Shares or Warrant Shares pursuant to an effective Registration Statement or Rule 144 or when the Shares or Warrant Shares may be sold under Rule 144(k).

3.8 Authorization; Enforcement. The Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws.

3.9 Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3.10 No Short Sales. Between the time the Purchaser learned about the Offering and the public announcement of the Offering, the Purchaser has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Purchaser, directly or indirectly, knowingly caused any Person to engage in any short sales or similar transactions with respect to the Common Stock.

3.11 Acknowledgements Regarding Placement Agent. The Purchaser acknowledges that the Placement Agent is acting as the exclusive placement agent on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) the Purchaser was contacted regarding the sale of the Securities by the Placement Agent (or an authorized agent or representative thereof) with whom the Purchaser entered into a confidentiality agreement and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising.

ARTICLE 4

COVENANTS

4.1 Reporting Status. The Company’s Common Stock is registered under Section 12 of the Exchange Act. During the Registration Period, the Company agrees to use commercially reasonable efforts to timely file with the SEC all reports required to be filed by the Company under the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.2 Expenses. The Company and each Purchaser is liable for, and each will pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

4.3 Financial Information. The Company will use commercially reasonable efforts to cause the financial statements of the Company included in any documents filed with the SEC (i) to be prepared in accordance with accounting principles generally accepted in the United States, consistently applied (except (x) as may be otherwise indicated in such financial statements or the notes thereto, or (y) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q), and (ii) to fairly present in all material respects the consolidated financial position of the Company and consolidated results of its operations and cash flows as of, and for the periods covered by, such financial statements (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

4.4 Securities Laws Disclosure; Publicity. On or before 9:30 a.m., New York local time, on March 13, 2006 the Company shall issue a press release announcing the signing of this Agreement and describing the material terms of the transactions contemplated by this Agreement. On or before the fourth business day following the Closing, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by this Agreement and including as an exhibit to such Current Report on Form 8-K this Agreement, in the form required by the Exchange Act. The Company shall not otherwise publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law, regulations or the rules of any securities exchange, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

4.5 Sales by Purchasers. Each Purchaser will sell any Securities and Warrant Shares held by it in compliance with applicable prospectus delivery requirements, if any, or otherwise in compliance with the requirements for an exemption from registration under the Securities Act and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Securities in violation of federal or state securities laws.

4.6 Reservation of Common Stock. The Company shall reserve and keep available at all times during which the Warrants remain exercisable, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to this Agreement.

ARTICLE 5

CONDITIONS TO CLOSING

5.1 Conditions to Obligations of the Company. The Company’s obligation to complete the purchase and sale of the Securities and deliver such stock certificate(s) and Warrants to each Purchaser is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a) Receipt of Funds. The Company shall have received immediately available funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth opposite such Purchaser’s name on Exhibit A hereto.

(b) Representations and Warranties. The representations and warranties made by each Purchaser in Article 3 which are qualified as to materiality must be true and correct as written and the representations and warranties of each Purchaser contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

(c) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects.

(d) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Securities.

(e) Nasdaq Qualification. The Shares to be issued shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(f) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g) No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

(h) Minimum Aggregate Investment. The Company shall have received at the Closing at least $20.0 million of aggregate proceeds from the sale of Securities hereunder.

5.2 Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase and sale of the Securities is subject to the fulfillment or waiver as of the Closing Date of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Article 2 which are qualified as to materiality must be true and correct as written and the representations and warranties of the Company contained in this Agreement which are not qualified as to materiality must be true and correct in all material respects as of the Closing Date except to the extent that the representations and warranties relate to an earlier date in which case the representations and warranties must be true and correct as written or true and correct in all material respects, as the case may be, as of the earlier date.

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

(c) Blue Sky. The Company shall have obtained all necessary blue sky law permits and qualifications, or secured exemptions therefrom, required by any state or foreign or other jurisdiction for the offer and sale of the Shares.

(d) Legal Opinion. The Company shall have delivered to such Purchaser an opinion, dated as of the Closing Date, from Kaye Scholer LLP, counsel to the Company, in substantially the form attached hereto as Exhibit C hereto.

(e) Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Shares set forth opposite such Purchaser’s name on Exhibit A hereto or, if requested by the Purchaser, one or more certificates representing such Shares.

(f) Nasdaq Qualification. The Shares shall be duly authorized for listing by Nasdaq, subject to official notice of issuance, to the extent required by the rules of Nasdaq.

(g) Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(h) No Governmental Prohibition. The sale of the Shares by the Company shall not be prohibited by any law or governmental order or regulation.

ARTICLE 6

REGISTRATION RIGHTS

6.1 The Company shall use commercially reasonable efforts to file, as soon as reasonably practicable, but in no event later than 30 days after the Closing Date (the “Filing Date”), a registration statement (the “Registration Statement”) with the SEC covering the resale of the Registrable Securities, and effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) of the Shares and the Warrant Shares as promptly as possible after the filing thereof, but in any event prior to the date which is 120 days after the Closing Date. The Registration Statement will be on Form S-3; provided, that if Form S-3 is not available for use by the Company on the Filing Date, then the Registration Statement will be on such form as is then available.

6.2 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

6.3 The Company further agrees that, in the event that the Registration Statement (i) has not been filed with the SEC within 30 days after the Closing Date, (ii) has not been declared effective by the SEC within 120 days after the Closing Date, or (iii) after the Registration Statement is declared effective by the SEC, is suspended by the Company or ceases to remain continuously effective during the Registration Period as to all Registrable Securities for which it is required to be effective, other than, in each case, within the time period(s) permitted by Section 6.7(b) (each such event referred to in clauses (i), (ii) and (iii), (a “Registration Default”)), for all or part of any thirty-day period (a “Penalty Period”) during which the Registration Default remains uncured (which initial thirty-day period shall commence on the fifth Business Day after the date of such Registration Default if such Registration Default has not been cured by such date), the Company shall pay to each Purchaser 1% of such Purchaser’s aggregate purchase price of his or her Securities for each Penalty Period during which the Registration Default remains uncured; provided, however, that if a Purchaser fails to provide the Company with any information that is required to be provided in the Registration Statement with respect to such Purchaser as set forth herein, then the commencement of the Penalty Period described above shall be extended until two Business Days following the date of receipt by the Company of such required information; and provided, further, that in no event shall the Company be required hereunder to pay to any Purchaser pursuant to this Agreement an aggregate amount that exceeds 6.0% of the aggregate Purchase Price paid by such Purchaser for such Purchaser’s Securities. The Company shall deliver said cash payment to the Purchaser by the fifth Business Day after the end of such Penalty Period. If the Company fails to pay said cash payment to the Purchasers in full by the fifth Business Day after the end of such Penalty Period, the Company will pay interest thereon at a rate of 10.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Purchasers, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. For the avoidance of doubt, the parties hereto agree that the payments set forth in this Section 6.3 relate solely to the Shares to be issued under this Agreement and not to the Warrants or Warrant Shares issuable hereunder, in respect of which no damages under this Section 6.3 will be payable by the Company. The provisions of this Section 6.3 are the Purchasers’ exclusive remedy for any Registration Default.

6.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense, during the Registration Period, the Company shall:

(a) except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to a Holder, and to keep such Registration Statement free of any material misstatements or omissions, until the earlier of the following: (i) the second anniversary of the Closing Date or (ii) the date all Shares and Warrant Shares held by such Holder may be sold under Rule 144 during any 90 day period. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period.”

(b) advise the Holders within five Business Days:

(i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the Registration Statement and the prospectus, as applicable, do not contain an untrue statement of material fact, and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

(c) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d) if a Holder so requests in writing, promptly furnish to each such Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC (other than those exhibits available via EDGAR);

(e) during the Registration Period, promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(f) during the Registration Period, if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via EDGAR: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by an independent registered public accounting firm of recognized standing), (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form), (C) its definitive proxy statement with respect to its annual meeting of stockholders, (D) each of its quarterly report(s) on Form 10-Q (or similar form), and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

(g) prior to any public offering of Registrable Securities pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

(h)  upon the occurrence of any event contemplated by Section 6.4(b)(v) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, the Company shall use commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(i) otherwise use commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the SEC which could affect the sale of the Registrable Securities;

(j) use commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed;

(k) use commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and to enable the Holders to sell Registrable Securities under Rule 144; and

(l) if a Holder so requests in writing, permit a single counsel for the Purchasers designated by Holders of a majority of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto, within two Business Days prior to the filing thereof with the Commission;

provided that, in the case of clause (l) above, the Company shall not be required (A) to delay the filing of the Registration Statement or any amendment or supplement thereto to incorporate any comments to the Registration Statement or any amendment or supplement thereto by or on behalf of a Holder if such comments would require or result in a delay in the filing of such Registration Statement, amendment or supplement, as the case may be, or (B) to provide, and shall not provide, any Purchaser or its representatives with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company in a form reasonably acceptable to the Company.

6.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

6.6 i) To the extent permitted by law, the Company shall indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in case of any prospectus, in light of the circumstances in which they were made), or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of such Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 424 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

(b) Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in case of any prospectus, in light of the circumstances in which they were made), and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder specifically for use in preparation of the Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) and subsection (d) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities pursuant to the Registration Statement.

(c) Each party entitled to indemnification under this Section 6.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 6.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

6.7    (a) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 6.1 until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b) Notwithstanding anything in this Agreement to the contrary, if the Company shall notify the Holders participating in a registration that the Board of Directors of the Company has made the good faith determination (i) that continued use by such Holders of the Registration Statement for purposes of effecting offers or sales of Shares or Warrant Shares pursuant thereto would require, under the Securities Act, premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore desirable to suspend the use by such Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares and Warrant Shares pursuant thereto, then the right of such Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Shares and Warrant Shares pursuant thereto shall be suspended. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right to suspend the use of the Registration Statement on more than three occasions during any 12-month period or for more than 20 days per such occasion. Each Holder hereby covenants and agrees that it will not sell any Shares or Warrant Shares pursuant to the Registration Statement during the periods the Registration Statement is withdrawn or the ability to sell thereunder is suspended as set forth in this Section 6.7(b).

(c) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing, including completing an Investor Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Article 6.

(d) Each Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, Nasdaq or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(f) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g) At the end of the Registration Period the Holders shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

6.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders still own Registrable Securities, the Company shall use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

6.9 The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Securities, provided, however, that such transfer must be made at least ten days prior to the Filing Date and that (i) such transfer must otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company at least ten days prior to the Filing Date; and (iii) such transferee agrees in writing to comply with the terms and provisions of this Agreement, has provided the Company with a completed Investor Questionnaire in such form as is reasonably requested by the Company, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 6.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

6.10 The rights of the Holders under any provision of this Article 6 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by Holders of at least a majority of the number of Registrable Securities; provided, that any rights of the Holders relating to payment obligations of the Company may only be waived or amended by an instrument in writing signed by all Holders.

ARTICLE 7

DEFINITIONS

As used herein, the following capitalized terms have the following meanings:

7.1 “Affiliate” means, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

7.2 “Business Day” means a day Monday through Friday on which banks are generally open for business in New York City.

7.3 “Bylaws” has the meaning set forth in Section 2.3.

7.4 “Certificate of Incorporation” has the meaning set forth in Section 2.3.

7.5 “Closing” has the meaning set forth in Section 1.3.

7.6 “Closing Date” has the meaning set forth in Section 1.3.

7.7 “Common Stock” means the common stock, par value $0.01 per share, of the Company.

7.8 “Company” means Columbia Laboratories, Inc.

7.9 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

7.10 “Filing Date” has the meaning set forth in Section 6.1.

7.11 “Final Prospectus” has the meaning set forth in Section 6.6(a).

7.12 “Financial Statements” means the financial statements of the Company included in the SEC Documents.

7.13 “Holder” means any Purchaser for so long as such Purchaser holds Registrable Securities, or any person to whom the rights under Article 6 have been transferred in accordance with Section 6.9 hereof.

7.14 “Indemnified Party” has the meaning set forth in Section 6.6(c).

7.15 “Indemnifying Party” has the meaning set forth in Section 6.6(c).

7.16 “Intellectual Property” has the meaning set forth in Section 2.10.

7.17 “Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets or financial condition of the Company, taken as a whole, or (b) the ability of the Company to perform its obligations pursuant to the transactions contemplated by this Agreement.

7.18 “Nasdaq” means The Nasdaq National Market or any successor thereto.

7.19 “Offering” means the private placement of the Company’s Securities contemplated by this Agreement.

7.20 “Penalty Period” has the meaning set forth in Section 6.3.

7.21 “Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

7.22 “Placement Agent” means Banc of America Securities LLC.

7.23 “Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

7.24 “Purchase Price” has the meaning set forth in Section 1.1.

7.25 The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

7.26 “Registrable Securities” means (i) the Shares and (ii) the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 6.9.

7.27 “Registration Default” has the meaning set forth in Section 6.3.

7.28 “Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but, for the avoidance of doubt, excluding the fees of legal counsel for any Holder).

7.29 “Registration Statement” has the meaning set forth in Section 6.1.

7.30 “Registration Period” has the meaning set forth in Section 6.4(a).

7.31 “Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

7.32 “SEC” means the United States Securities and Exchange Commission.

7.33 “SEC Documents” has the meaning set forth in Section 2.6.

7.34 “Securities” has the meaning set forth in Section 1.1.

7.35 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

7.36 “Selling Expenses” means all selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

7.37 “Shares” has the meaning set forth in Section 1.1.

7.38 “Subsidiary” of any person shall mean any corporation, partnership, limited liability company, joint venture or other legal entity of which such Person (either above or through or together with any other subsidiary) owns, directly or indirectly, more than 50% of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

7.39 “Warrant Shares” has the meaning set forth in Section 2.4.

7.40 “Warrants” has the meaning set forth in Section 1.1.

ARTICLE 8

GOVERNING LAW; MISCELLANEOUS

8.1 Governing Law; Jurisdiction. This Agreement will be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws.

8.2 Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

8.3 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

8.4 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

8.5 Entire Agreement; Amendments. This Agreement (including all schedules and exhibits hereto) and any confidentiality agreement entered into between the Company and a Purchaser (which confidentiality agreement shall continue to be in full force and effect) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and Purchasers holding a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 8.5 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible and for which such Securities are exercisable), each future holder of all such securities, and the Company.

8.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:	Columbia Laboratories, Inc.
354 Eisenhower Parkway
Livingston, New Jersey 07039
Telecopier No.: (973) 994-3001
Telephone No.: (973) 994-3999
Attention: General Counsel

With a copy to:	Kaye Scholer LLP
425 Park Avenue
New York, New York 10022
Telecopier No.: (212) 836-8689
Telephone No.: (212) 836-8673
Attention: Adam H. Golden, Esq.

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

8.7 Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. The Company will not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers, and no Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, except as permitted in accordance with Section 6.9 hereof.

8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective permitted successors and assigns and the Placement Agent, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.9 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.10 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

8.11 Equitable Relief. The Company recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Purchasers. The Company therefore agrees that the Purchasers are entitled to seek temporary and permanent injunctive relief in any such case. Each Purchaser also recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Company. Each Purchaser therefore agrees that the Company is entitled to seek temporary and permanent injunctive relief in any such case

8.12 Survival of Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchasers herein shall survive for a period of one year following the date hereof, except for Sections 2.1, 2.2, 2.3, 2.11 and 2.19 which representations and warranties shall survive the Closing until the lapse of the statute of limitations.

8.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

In Witness Whereof, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

COLUMBIA LABORATORIES, INC.

By: /s/ Robert S. Mills________________
Name: Robert S. Mills
Title: President and Chief Executive Officer

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Knott Partners, LP_______________
(investor name)
By: /s/________ _______________
(signature)
____________________________
(print name and title)

Address: _____________________

___________________
___________________

Facsimile:  ____________________

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Baker Bros. Investments, L.P.
(investor name)

By: Baker Bros. Capital, L.P., General Partner
By: Baker Bros. Capital (GP), LLC, General Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

Baker Bros. Investments, II L.P.
(investor name)

By: Baker Bros. Capital, L.P., General Partner
By: Baker Bros. Capital (GP), LLC, General Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

Baker Biotech Fund I, L.P.
(investor name)

By: Baker Biotech Capital, L.P., General Partner
By: Baker Biotech Capital (GP), LLC, General
Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Baker Biotech Fund II, L.P.
(investor name)

By: Baker Biotech Capital II, L.P., General Partner
By: Baker Biotech Capital II (GP), LLC, General
Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

Baker Biotech Fund II (Z), L.P.
(investor name)

By: Baker Biotech Capital II (Z), L.P., General
Partner
By: Baker Bros. Capital II (Z) (GP), LLC, General
Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

Baker Biotech Fund III, L.P.
(investor name)

By: Baker Biotech Capital III, L.P., General Partner
By: Baker Biotech Capital III (GP), LLC, General
Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Baker Biotech Fund III (Z), L.P.
(investor name)

By: Baker Biotech Capital III (Z), L.P., General
Partner
By: Baker Biotech Capital III (Z) (G), LLC,
General Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

14159, L.P.
(investor name)

By: 14159 Capital, L.P., General Partner
By: 14159 Capital (GP), LLC, General Partner
By: Felix Baker, Ph.D., Managing Member

By                           /s/ Felix Baker
(signature)

(print name and title)

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Harvest Offshore Investors Ltd.
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

New Americans LLC
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Harvest Capital LP
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

CL Harvest LLC
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Harvest AA Capital LP
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

TE Harvest Portfolio Ltd.
(investor name)
By: /s/ John Christ
(signature)
John Christ, Principal
(print name and title)

Address:  600 Madison Avenue, 4th Floor

New York, NY 10022

Facsimile: (212) 634-3636

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Domain Public Equity Partners L.P.
by Domain Public Equity Partners LLC
(investor name)
By: /s/ Nicole Vitullo
(signature)
Nicole Vitullo, Managing Member
(print name and title)

Address:  One Palmer Square, Suite 515

Princeton, NJ 08542

Facsimile: (609) 683-4581

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Castlerock Partners, L.P.
(investor name)
By: /s/ Maria Lamari Burden
(signature)
Maria Lamari Burden, CFO of the General Partner
(print name and title)

Address:  c/o CastleRock Management

101 Park Avenue, 23rd Floor
New York, NY 10178

Facsimile: (212) 251-3388

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Castlerock Partners II, L.P.
(investor name)
By: /s/ Maria Lamari Burden
(signature)
Maria Lamari Burden, CFO of the General Partner
(print name and title)

Address:  c/o CastleRock Management

101 Park Avenue, 23rd Floor
New York, NY 10178

Facsimile: (212) 251-3388

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

CastleRock Fund, Ltd.
(investor name)
By: /s/ Maria Lamari Burden
(signature)
Maria Lamari Burden, CFO of the Investment Adviser
(print name and title)

Address:  c/o CastleRock Management

101 Park Avenue, 23rd Floor
New York, NY 10178

Facsimile: (212) 251-3388

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Bermuda Partners, L.P.
(investor name)
By: /s/ Maria Lamari Burden
(signature)
Maria Lamari Burden, CFO of the Investment Adviser
(print name and title)

Address:  c/o Castlerock Management

101 Park Avenue, 23rd Floor
New York, NY 10178

Facsimile: (212) 251-3388

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

CastleRock Asset Management, Inc. for HFR HE Sytematic Master Trust
(investor name)
By: /s/ Maria Lamari Burden
(signature)
Maria Lamari Burden, CFO
(print name and title)

Address:  c/o CastleRock Management

101 Park Avenue, 23rd Floor
New York, NY 10178

Facsimile: (212) 251-3388

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Curran Family Partners II
(investor name)
By: /s/ John P. Curran
(signature)
John P. Curran, General Partner
(print name and title)

Address:  100 Scarborough Sta. Rd.

Briarcliff Manor, NY 10510

Facsimile: (914) 944-1471

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Curran Partners
(investor name)
By: /s/ John P. Curran
(signature)
John P. Curran, General Partner
(print name and title)

Address:  100 Scarborough Sta. Rd.

Briarcliff Manor, NY 10510

Facsimile: (914) 944-1471

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Royal Bank of Canada
By its Agent: RBC Capital Markets Corporation
(investor name)
By: /s/ Steven C. Milke
(signature)
Steven C. Milke, Managing Director
(print name and title)

By: /s/ Josef Muskatel
(signature)
Josef Muskatel, Director and Senior Counsel
(print name and title)

Address:  One Liberty Plaza

165 Broadway
New York, NY 10006

Facsimile: (212) 858-7349

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Iroquois Master Fund Ltd.
(investor name)
By: /s/ Joshua Silverman
(signature)
Joshua Silverman, Authorized Signatory
(print name and title)

Address:  641 Lexington Avenue, 16th Floor

New York, NY 10022

Facsimile: (212) 207-3452

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Hudson Bay Fund LP
(investor name)
By: /s/ Yoaw Roth
(signature)
Yoaw Roth, Principal and Portfolio Manager
(print name and title)

Address:  120 Broadway, 40th Floor

New York, NY 10271

Facsimile: (212) 571-1279

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Nite Capital LP
(investor name)
By: /s/ Keith A. Goodman
(signature)
Keith A. Goodman, Manager of the General Partner
(print name and title)

Address:  100 East Cook Avenue, Suite 201

Libertyville, IL 60048

Facsimile: (847) 968-7648

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

UBS O’Connor LLC fbo O’Connor PIPEs Corporate Strategies Master Limited
(investor name)
By: /s/ George Locasto
(signature)
George Locasto, Managing Director
(print name and title)

Address:  One North Wacker Drive, 32nd Floor

Chicago, IL 60606

Facsimile: (312) 525-6271

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Enable Growth Partners LP
(investor name)
By: /s/ Mitch Levine
(signature)
Mitch Levine, Managing Partner
(print name and title)

Address:  One Ferry Building, Suite 255

San Francisco, CA 94111

Facsimile: (415) 677-1580

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Enable Opportunity Partners LP
(investor name)
By: /s/ Mitch Levine
(signature)
Mitch Levine, Managing Partner
(print name and title)

Address:  One Ferry Building, Suite 255

San Francisco, CA 94111

Facsimile: (415) 677-1580

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Pierce Diversified Strategy Master Fund LLC
(investor name)
By: /s/ Mitch Levine
(signature)
Mitch Levine, Managing Partner
(print name and title)

Address:  One Ferry Building, Suite 255

San Francisco, CA 94111

Facsimile: (415) 677-1580

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Smithfield Fiduciary Ltd.
(investor name)
By: /s/ Adam J. Chill
(signature)
Adam J. Chill, Authorized Signatory
(print name and title)

Address:  c/o Highbridge Capital Management, LLC

9 West 57th Street, 27th Floor
New York, NY 10019

Facsimile: (212) 751-0755

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Capital Ventures International
by: Heights Capital Management, Inc., its authorized agent
(investor name)
By: /s/
(signature)

(print name and title)

Address:  101 California Street, Suite 3250

San Francisco, CA 94111

Facsimile: (415) 403-6525

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

RAQ, LLC
(investor name)
By: /s/ Lindsay A. Rosenwald
(signature)
Lindsay A. Rosenwald, M.D., Managing Member
(print name and title)

Address:  787 Seventh Avenue, 48th Floor

New York, NY 10019

Facsimile: (212) 554-4355

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Valesco Healthcare Partners I LP
(investor name)
By: /s/ I. Keith Maher
(signature)
I. Keith Maher, Portfolio Manager
(print name and title)

Address:  787 Seventh Avenue, 4th Floor

New York, NY 10019

Facsimile: (212) 554-4355

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Valesco Healthcare Partners II LP
(investor name)
By: /s/ I. Keith Maher
(signature)
I. Keith Maher, Portfolio Manager
(print name and title)

Address:  787 Seventh Avenue, 4th Floor

New York, NY 10019

Facsimile: (212) 554-4355

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

Valesco Healthcare Overseas Fund, Ltd.
(investor name)
By: /s/ I. Keith Maher
(signature)
I. Keith Maher, Portfolio Manager
(print name and title)

Address:  787 Seventh Avenue, 4th Floor

New York, NY 10019

Facsimile: (212) 554-4355

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

Purchaser

James J. Apostolakis
(investor name)
By: /s/ James J. Apostolakis
(signature)
James J. Apostolakis
(print name and title)

Address:

Facsimile: (646) 202-9608

SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE

EXHIBIT A

SCHEDULE OF PURCHASERS

Purchaser	Shares	Warrants	Aggregate Purchase Price
Knott Partners, LP	1,485,149	371,287	$6,000,001.96
Baker Bros. Investments, L.P.	23,502	5,875	$94,948.08
Baker Bros. Investments II, L.P.	31,298	7,824	$126,443.92
Baker Biotech Fund I, L.P.	48,670	12,167	$196,626.80
Baker Biotech Fund I, L.P.	87,121	21,780	$351,968.84
Baker Biotech Fund II, L.P.	212,361	53,090	$857,938.44
Baker Biotech Fund II (Z), L.P.	41,604	10,401	$168,080.16
Baker Biotech Fund III, L.P.	342,227	85,556	$1,382,597.08
Baker Biotech Fund III (Z), L.P.	55,940	13,985	$225,997.60
14159, L.P.	23,613	5,903	$95,396.52
Harvest Offshore Investors	263,815	65,953	$1,065,812.60
New Americans LLC	42,554	10,638	$171,918.16
Harvest Capital	137,634	34,408	$556,041.36
CL Harvest LLC	26,752	6,688	$108,078.08
Harvest AA Capital LP	19,922	4,980	$80,484.88
TE Harvest Portfolio Ltd.	384,323	96,080	$1,552,664.92
Domain Public Equity Partners, L.P.	618,812	154,703	$2,500,000.48
CastleRock Partners, L.P.	222,772	55,693	$899,998.88
CastleRock Partners II, L.P.	19,802	4,950	$80,000.08
CastleRock Fund, Ltd.	148,515	37,128	$600,000.60
Bermuda Partners, L.P.	29,703	7,425	$120,000.12
HFR HE Systematic Master Trust	74,258	18,564	$300,002.32
Curran Partners	495,050	123,762	$2,000,002.00
Curran Family Partners II	198,020	49,505	$800,000.80
Royal Bank of Canada	433,168	108,292	$1,749,998.72
Iroquois Master Fund Ltd.	290,842	72,710	$1,175,001.68
Hudson Bay Fund LP	247,525	61,881	$1,000,001.00
Nite Capital LP	247,525	61,881	$1,000,001.00
UBS O'Connor LLC fbo O'Connor PIPEs Corporate Strategies Master Limited	247,525	61,881	$1,000,001.00
Enable Growth Partners LP	180,693	45,173	$729,999.72
Enable Opportunity Partners LP	29,703	7,425	$120,000.12
Pierce Diversified Strategy Master Fund LLC	37,129	9,282	$150,001.16
Smithfield Fiduciary Ltd.	247,525	61,881	$1,000,001.00
Capital Ventures International	125,000	31,250	$505,000.00
Capital Ventures International	122,525	30,631	$495,001.00
RAQ, LLC	61,881	15,470	$249,999.24
Valesco Healthcare Partners I LP	12,995	3,248	$52,499.80
Valesco Healthcare Partners II LP	27,228	6,807	$110,001.12
Valesco Healthcare Overseas Fund, Ltd.	21,658	5,414	$87,498.32
James J. Apostolakis	61,881	15,470	$249,999.24
Total	7,428,220	1,857,041	$30,010,008.80

EXHIBIT B

WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

COLUMBIA LABORATORIES, INC.

WARRANT TO PURCHASE COMMON STOCK

No. W-__	March 13, 2006

Void After March 13, 2011

This Certifies That, for value received, __________________________, with its principal office at __________________________, or its permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Columbia Laboratories, Inc., a Delaware corporation, with its principal office at 354 Eisenhower Parkway, Livingston, New Jersey 07039 (the “Company”), up to __________ shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), subject to adjustment as provided herein. This Warrant is one of a series of Warrants being issued pursuant to the terms of the Securities Purchase Agreement, as of March 10, 2006, by and among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

1. Definitions. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing 180 days after the date hereof and ending at 5:00 p.m., New York time, on March 13, 2011, unless sooner exercised or terminated as provided below.

(b) “Exercise Price” shall mean $5.39 per share, subject to adjustment pursuant to Section 5 below.

(c) “Exercise Shares” shall mean the shares of the Common Stock issued upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2. Exercise of Warrant.

2.1 Method of Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery (by any method permitted under the Purchase Agreement) of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price either (i) in cash or by check or wire transfer of immediately available funds, or (ii) pursuant to a Cashless Exercise, as described below; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable time after the rights represented by this Warrant shall have been so exercised and shall be issued in certificate form and delivered to the Holder, if so requested.

The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A) B
Where:	X =	the number of shares of Common Stock to be issued to the Holder.
	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.
A =	the Exercise Price.
B =	the Current Market Price of one share of Common Stock.

2

“Current Market Price” means on any particular date:

(a) if the Common Stock is traded on the Nasdaq SmallCap Market (or its successor) or the Nasdaq National Market (or its successor), the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation;

(b) if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq SmallCap Market (or its successor) or the Nasdaq National Market (or its successor), the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation;

(c) if the Common Stock is traded over-the-counter, but not on the Nasdaq SmallCap Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation; and

(d) if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within 10 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or, subject to Section 4.3, such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Warrant shares shall be treated as provided in Section 6 hereof.

3. Covenants of the Company.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

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3.2 Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. Representations of Holder.

4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or, except in accordance with the provisions of Article 6 of the Purchase Agreement, the Exercise Shares, and except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article 6 of the Purchase Agreement or pursuant to and in accordance with the Securities Act.

4.2 Securities Are Not Registered.

(a) The Holder understands that the offer and sale of the Warrant or the Exercise Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Company is to be effected and/or pursuant to specific exemptions from the registration provisions of the Securities Act, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder realizes that the basis for such exemptions may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder represents and warrants that it has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Purchase Agreement, the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that any such sale made in reliance on Rule 144, if Rule 144 is available, may be made only in accordance with the terms of Rule 144.

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4.3 Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.

(b) The Holder understands and agrees that all certificates evidencing the Exercise Shares to be issued to the Holder may bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT AN OPINION IS REQUIRED PURSUANT TO THE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

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5. Adjustments. In the event of changes in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, recapitalization, reclassification, combination or exchange of shares, reorganization, liquidation, dissolution, consolidation or merger effected by the Company, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class and kind of shares or other property, including cash, as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the Exercise Price and/or number, class and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its Chief Financial Officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class and kind of shares issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares under this Warrant after giving effect to such adjustment.

6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the fair market value of the Common Stock on the date of exercise of this Warrant by such fraction.

7. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

8. Transfer of Warrant. Subject to applicable laws and compliance with Section 4.3 hereof, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10. Modifications and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Purchasers holding Warrants representing at least a majority of the number of Exercise Shares then issuable upon exercise of any then unexercised Warrants sold in the Offering, provided, however, that such modification, amendment or waiver is made with respect to all unexercised Warrants issued in the Offering and does not adversely affect the Holder without adversely affecting all holders of Warrants in a similar manner; or (ii) the Holder.

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11. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

12. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws.

14. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

15. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

16. Entire Agreement. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

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In Witness Whereof, the Company has caused this Warrant to be executed by its duly authorized officer as of _________________, 2006.

COLUMBIA LABORATORIES, INC.

By:
Name: Robert S. Mills Title: President and Chief Executive Officer Address: 354 Eisenhower Parkway Livingston, New Jersey 07039 Attention: General Counsel Facsimile: (973) 994-3001

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NOTICE OF EXERCISE

TO: COLUMBIA LABORATORIES, INC.

(1) The undersigned hereby elects to (check one box only):

❑ purchase ________ shares of the Common Stock of Columbia Laboratories, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares, together with all applicable transfer taxes, if any.

❑ purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to ________ shares, and shall tender payment of all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________
(Name)

________________________
________________________
(Address)

(3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)
(Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with Section 4.3 hereof, execute this form and supply required information. Do not use this form to purchase shares.)

For Value Received, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
(Please Print)

Dated: __________, 20__

Holder’s Signature:

Holder’s Address:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.